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EXHIBIT 10.5.1

First Amendment to the
Amended and Restated Revolving Credit Agreement

        THIS FIRST AMENDMENT (the "Amendment") dated October 29, 2004 to the Amended and Restated Revolving Credit Agreement, dated as of May 28, 2004 (the "Amended Credit Agreement"), among UNION CARBIDE CORPORATION, a New York corporation ("Carbide" or "Borrower"), as borrower, THE DOW CHEMICAL COMPANY, a Delaware corporation ("TDCC" or "Lender"), as lender, and UNION CARBIDE SUBSIDIARY C, INC., UNION CARBIDE CHEMICALS & PLASTICS TECHNOLOGY CORPORATION, UCMG LLC and CATALYSTS, ADSORBENTS & PROCESS SYSTEMS, INC. (the "Subsidiary Guarantors"), as the subsidiary guarantors (together, the "Parties").

        WHEREAS, the Parties desire to amend the Amended Credit Agreement as set forth in this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

        Section 1.1 of the Amended Credit Agreement is hereby amended by replacing in its entirety the definition of "Univation Undertaking" set forth therein with the following definition:

        "'Univation Undertaking' means, the undertakings and agreements, whether financial or otherwise, made by Lender in Article 2 of the Reorganization Agreement and any extension by Lender of any credit enhancement or financial accommodation in support of Univation Technologies, LLC in connection with such agreements and undertakings."

        Except as expressly amended hereby, the Amended Credit Agreement remains in full force and effect in accordance with its terms, and is hereby in all respects ratified and confirmed.

        This Amendment and the rights and obligations of the Parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

        This Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

(Signature pages follow)

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed on the day and the year first above written.

LENDER
THE DOW CHEMICAL COMPANY
By:	/s/ J. P. REINHARD
Name:	J. P. Reinhard
Title:	Executive Vice President and Chief Financial Officer
BORROWER:
UNION CARBIDE CORPORATION
By:	/s/ EDWARD W. RICH
Name:	Edward W. Rich
Title:	Chief Financial Officer, Vice President and Treasurer
SUBSIDIARY GUARANTORS:
UNION CARBIDE SUBSIDIARY C, INC.
By:	/s/ JOHN P. YIMOYINES
Name:	John P. Yimoyines
Title:	President
UNION CARBIDE CHEMICALS & PLASTICS TECHNOLOGY CORPORATION
By:	/s/ ALEXANDER J. MAKAI
Name:	Alexander J. Makai
Title:	President
UCMG LLC
By:	/s/ EARL L. SHIPP
Name:	Earl L. Shipp
Title:	President
CATALYSTS ADSORBENTS & PROCESS SYSTEMS, INC.
By:	/s/ JOHN P. YIMOYINES
Name:	John P. Yimoyines
Title:	President

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First Amendment to the Amended and Restated Revolving Credit Agreement